Exhibit 99.2

El Paso Pipeline Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Financial Statements
As of December 31, 2009 and for the Years Ended December 31, 2009, 2008 and 2007

Introduction

On March 24, 2010, EPB and EPB Operating entered into an agreement to acquire a 51 interest in each of SLNG and Elba Express from El Paso for aggregate consideration of $810.0 million. EPB will finance the acquisition by using the net proceeds from new debt and approximately $236 million of cash-on-hand from its January 2010 public offering of common units, issuing 5,346,251 additional EPB common units to El Paso, using the proceeds of $2 million in borrowings under our revolving credit facility and using the proceeds of a $3 million capital contribution to EPB by El Paso Pipeline GP Company, L.L.C. (to allow it to maintain its two percent general partner interest in EPB).

The unaudited pro forma condensed consolidated financial statements as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007 are based upon the historical consolidated financial statements of EPB, SLNG and Elba Express. These unaudited pro forma condensed consolidated financial statements reflect the effects of the EPB’s consolidation of SLNG and Elba Express following the SLNG/Elba Express Acquisition, as well as directly related financing transactions. Following the contribution, EPB has the ability to control SLNG’s and Elba Express’ operating and financial decisions and policies, and will consolidate SLNG and Elba Express in its financial statements. EPB has reflected this transaction as a change in reporting entity and accounted for the transaction as a reorganization of entities under common control. Accordingly, the unaudited pro forma condensed consolidated balance sheet was based on the historical carrying values of SLNG’s and Elba Express’ assets and liabilities and the unaudited pro forma condensed consolidated statements of income reflect 100 percent of the historical results of operations of SLNG and Elba Express in all periods presented (with 49 percent attributable to El Paso as noncontrolling interests).

The pro forma adjustments have been prepared as if the transaction occurred as of December 31, 2009, in the case of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 2007, in the case of the unaudited pro forma condensed consolidated statements of income. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the related notes and the historical audited consolidated financial statements filed in EPB’s Annual Report on Form 10-K for the year ended December 31, 2009.

The pro forma adjustments to the historical financial statements are based upon currently available information and certain estimates and assumptions. Actual effects of these transactions will differ from the pro forma adjustments. However, we believe that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments are factually supportable. We have reflected those items expected to have a continuing impact on EPB. We believe that the assumptions give appropriate effect to the expected impact of events that are directly attributable to the SLNG/Elba Express Acquisition and the resulting consolidation of these entities in EPB’s financial statements as well as directly related financing transactions. Since the consolidation of SLNG and Elba Express is directly attributable to the SLNG/Elba Express Acquisition, the unaudited pro forma condensed consolidated statements of income reflect 100 percent of the historical results of operations of SLNG and Elba Express in all periods presented (with 49 percent attributable to El Paso as noncontrolling interests).

Pro forma results do not include operating results from the SLNG Elba Phase IIIA Expansion and the Elba Express Pipeline since they were not placed into service until March 1, 2010.

El Paso Pipeline Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of December 31, 2009

	Historical			Pro Forma
	EPB	SLNG	Elba Express	Adjustments		Pro Forma
	(in millions)

ASSETS
Current assets
Cash and cash equivalents	$17.4	$—	$18.9	$236.1	(f)	$36.4
				422.0	(g)
				3.0	(j)
				(661.0	)(i)

Other	148.6	88.6	0.2	(69.3	)(a)	162.1
				(6.0	)(c)

Total current assets	166.0	88.6	19.1	(75.2)		198.5
Property, plant and equipment, at cost	2,672.2	657.2	568.7			3,898.1
Less accumulated depreciation and amortization	653.7	134.5	—			788.2

Total property, plant and equipment, net	2,018.5	522.7	568.7			3,109.9
Other assets
Investments in unconsolidated affiliates	417.5	—	—			417.5
Other	66.2	37.7	8.5	(0.3	)(a)	117.6

				5.5	(g)

	483.7	37.7	8.5	5.2		535.1

Total assets	$2,668.2	$649.0	$596.3	$(70.0)		$3,843.5

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$109.6	$26.3	$71.3	(12.1	)(a)	145.0
				(50.1	)(d)
Long-term debt and other financing obligations, less current maturities	1,357.6	135.0	133.8	428.0	(g)	2,054.4
Other long-term liabilities	39.4	69.0	—	(57.5	)(a)	50.9

	1,397.0	204.0	133.8	370.5		2,105.3
Commitments and contingencies
Partners’ capital
EPB/SLNG/Elba Express partners’ capital	818.2	418.7	391.2	(6.0	)(c)	831.4
				50.1	(d)
				236.1	(f)
				3.0	(j)
				(661.0	)(i)
				(418.4	)(e)
				(0.5	)(g)

Noncontrolling interests	343.4	—	—	418.4	(e)	761.8

Total partners’ capital	1,161.6	418.7	391.2	(378.3)		1,593.2

Total liabilities and partners’ capital	$2,668.2	$649.0	$596.3	$(70.0)		$3,843.5

El Paso Pipeline Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2009

	Historical			Pro Forma
	EPB	SLNG	Elba Express	Adjustments		Pro Forma(1)
	(in millions, except unit and per unit amounts)

Operating revenues	$537.6	$72.3	$—	$—		$609.9
Operating expenses
Operation and maintenance	154.4	25.7	—			180.1
Depreciation and amortization	67.0	7.0	—			74.0
Taxes, other than income taxes	23.7	4.2	—			27.9

	245.1	36.9	—	—		282.0

Operating income	292.5	35.4	—	—		327.9
Earnings from unconsolidated affiliates	53.4	—	—			53.4
Other income, net	5.6	23.0	17.6	(9.2	)(b)	37.0
Interest and debt (expense)/income, net	(73.7)	(5.0)	11.5	(29.2	)(h)	(96.4)
Affiliated interest income, net	1.7	1.2	—	(1.3	)(c)	1.6

Income before income taxes	279.5	54.6	29.1	(39.7)		323.5
Income taxes	—	21.2	—	(21.2	)(b)	—

Net income	279.5	33.4	29.1	(18.5)		323.5
Net income attributable to noncontrolling interests	(66.0)	—	—	(35.9	)(e)	(101.9)

Net income attributable to El Paso Pipeline Partners, L.P.	$213.5	$33.4	$29.1	$(54.4)		$221.6

Net income attributable to El Paso Pipeline Partners, L.P. per limited partner unit — Basic and Diluted:
Common units	$1.64					$1.51
Subordinated units	$1.56					$1.47
Weighted average limited partner units outstanding — Basic and Diluted:
Common units	91.8					107.0
Subordinated units	27.7					27.7

(1) Pro forma results do not include operating results from the SLNG Elba Phase IIIA Expansion and the Elba Express Pipeline since they were not placed into service until March 1, 2010.

El Paso Pipeline Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2008

	Historical			Pro Forma
	EPB	SLNG	Elba Express	Adjustments		Pro Forma(1)
	(in millions, except unit and per unit amounts)

Operating revenues	$457.2	$67.6	$—	$—		$524.8
Operating expenses
Operation and maintenance	147.2	25.4	—	—		172.6
Depreciation and amortization	58.6	6.8	—	—		65.4
Taxes, other than income taxes	21.6	3.5	—	—		25.1

	227.4	35.7	—	—		263.1

Operating income	229.8	31.9	—	—		261.7
Earnings from unconsolidated affiliates	32.9	—	—	—		32.9
Other income, net	9.7	10.9	2.7	(4.4	)(b)	18.9
Interest and debt (expense)/income, net	(61.6)	3.1	1.4	(29.3	)(h)	(86.4)
Affiliated interest income, net	23.2	1.3	2.4	(3.3	)(c)	23.6

Income before income taxes	234.0	47.2	6.5	(37.0)		250.7
Income taxes	—	18.3	—	(18.3	)(b)	—

Net income	234.0	28.9	6.5	(18.7)		250.7
Net income attributable to noncontrolling interests	(62.4)	—	—	(22.5	)(e)	(84.9)

Net income attributable to El Paso Pipeline Partners, L.P.	$171.6	$28.9	$6.5	$(41.2)		$165.8

Net income attributable to El Paso Pipeline Partners, L.P. per limited partner unit — Basic and Diluted:
Common units	$1.26					$1.02
Subordinated units	$1.12					$0.91
Weighted average limited partner units outstanding — Basic and Diluted:
Common units	64.2					79.5
Subordinated units	27.7					27.7

(1)	Pro forma results do not include operating results from the SLNG Elba Phase IIIA Expansion and the Elba Express Pipeline since they were not placed into service until March 1, 2010.

El Paso Pipeline Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2007

	Historical			Pro Forma
	EPB	SLNG	Elba Express	Adjustments		Pro Forma(2)
	(in millions, except unit and per unit amounts)

Operating revenues	$418.1	$68.1	$—	$—		$486.2
Operating expenses
Operation and maintenance	144.2	24.6	—	—		168.8
Depreciation and amortization	46.7	6.8	—	—		53.5
Taxes, other than income taxes	19.4	3.1	—	—		22.5

	210.3	34.5	—	—		244.8

Operating income	207.8	33.6	—	—		241.4
Earnings from unconsolidated affiliates	4.1	—	—			4.1
Other income, net	11.0	1.7	0.9	(0.9	)(b)	12.7
Interest and debt (expense)/income, net	(51.1)	0.6	0.5	(29.3	)(h)	(79.3)
Affiliated interest income, net	41.7	1.8	—	(4.7	)(c)	38.8

Income before income taxes	213.5	37.7	1.4	(34.9)		217.7
Income taxes	44.1	14.7	—	(14.7	)(b)	44.1

Income from continuing operations	169.4	23.0	1.4	(20.2)		173.6
Income from continuing operations attributable to noncontrolling interests	(44.9)	—	—	(16.5	)(e)	(61.4)

Income from continuing operations attributable to El Paso Pipeline Partners, L.P.	$124.5	$23.0	$1.4	$(36.7)		$112.2

Income from continuing operations attributable to El Paso Pipeline Partners, L.P. per limited partner unit — Basic and Diluted:(1)
Common units	$0.11					$0.08
Subordinated units	$0.11					$0.08
Weighted average limited partner units outstanding — Basic and Diluted:
Common units	57.2					72.4
Subordinated units	27.7					27.7

(1)	Amounts are calculated from the date of the initial public offering to December 31, 2007.

(2)	Pro forma results do not include operating results from the SLNG Elba Phase IIIA Expansion and the Elba Express Pipeline since they were not placed into service until March 1, 2010.

EL PASO PIPELINE PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Historical

EPB’s historical condensed consolidated balance sheet as of December 31, 2009 and historical condensed consolidated statements of income for the years ended December 31, 2009, 2008 and 2007 are derived from the annual audited consolidated financial statements included in EPB’s Annual Report on Form 10-K for the year ended December 31, 2009. SLNG’s and Elba Express’ historical condensed consolidated balance sheet as of December 31, 2009 and historical condensed consolidated statements of income for the years ended December 31, 2009, 2008 and 2007 are derived from the SLNG and Elba Express accounting records.

Pro Forma Adjustments

Acquisition of 51 percent interests in SLNG and Elba Express and Consolidation

The historical amounts as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007 have been adjusted to reflect the consolidation of SLNG and Elba Express for the pending acquisition by EPB of 51 percent member interests in each of SLNG and Elba Express from El Paso. EPB has reflected this transaction as a change in reporting entity and has accounted for the transaction as a reorganization of entities under common control. Due to the change in reporting entity, the unaudited pro forma condensed consolidated statements of income reflect 100 percent of the historical results of operations of SLNG and Elba Express in all periods presented (with 49 percent attributable to El Paso as noncontrolling interests). EPB has also reflected the pro forma effects of directly related offering and financing transactions to the contribution as well as pro forma effects to reflect SLNG as a non-taxable entity in each period presented. Each of these adjustments is further described below:

Change in Legal Structure

On February 4, 2010, SLNG, which was previously a corporation, converted into a Delaware limited liability company and is no longer subject to income taxes. Accordingly, the following adjustments reflect the elimination of income taxes and certain other related tax balances from SLNG:

(a) Reflects an adjustment to eliminate tax asset and liability balances from SLNG’s historical condensed consolidated balance sheet. These balances were settled with El Paso through its cash management program.

(b) Reflects an adjustment to eliminate income tax and certain other income related to the tax effect of the equity portion of capital costs from SLNG’s historical condensed consolidated statements of income.

Consolidation Transactions

Following the acquisition of a 51 percent member interest in each SLNG and Elba Express from El Paso, EPB will have the ability to control the operating and financial decisions and policies of both entities. Accordingly, the following adjustments reflect the effects of EPB’s consolidation of SLNG and Elba Express.

(c) Reflects an adjustment to (i) distribute SLNG’s remaining balance in the El Paso cash management program balance to El Paso and (ii) reflect the interest impact of the net change to the December 31, 2009 notes receivable balance from El Paso under its cash management program. Subsequent to the acquisition, SLNG will no longer participate in El Paso’s cash management program.

(d) Reflects a capital contribution from El Paso to eliminate Elba Express’ affiliate payable balance not assumed in the acquisition.

(e) Reflects an adjustment to record El Paso’s 49 percent noncontrolling interest in SLNG and Elba Express. El Paso’s 49 percent noncontrolling interest in SLNG has been calculated based upon SLNG’s income before income taxes, and adjusted to exclude other eliminated related tax items discussed above, due to the conversion of SLNG into a limited liability company.

Offering and Financing Transactions

In January 2010, EPB publicly issued 9,862,500 common units and issued 201,404 general partner units to El Paso for net proceeds of $236.1 million. These net proceeds, combined with the estimated $420.0 million in net proceeds from new debt, the issuance of 5,346,251 additional EPB common units to El Paso and the proceeds of a $3 million capital contribution to EPB by El Paso Pipeline GP Company, L.L.C. (to allow it to maintain its two percent general partner interest in EPB) are expected to be used to acquire the 51 percent interests in SLNG and Elba Express. The following adjustments reflect these financing transactions:

(f) Reflects the issuance of 9,862,500 common units and 201,404 general partner units for net proceeds of $236.1 million from the January 2010 unit issuance.

(g) Reflects the issuance of $425 million in new debt for estimated net proceeds of $420.0 million noted above and the proceeds of approximately $3 million in borrowings under our revolving credit facility as consideration for the SLNG/Elba Express Acquisition ($2 million) and to pay for related expenses ($1 million).

(h) Reflects an adjustment to interest expense related to the debt issuance discussed in (g) and amortization of the debt issuance costs. The adjustment to interest expense was calculated using a fixed rate of 6.75%. The impact on interest expense due to a 1% change in the interest rate is $4.3 million annually.

(i) Reflects the issuance of $149 million of common units to El Paso, the $435 million book value of EPB’s 51 percent investment in SLNG and Elba Express, and the excess of purchase price over book value reflected as a general partner distribution of $375 million, for a net cash payment of $661 million.

(j) Reflects the issuance of 109,107 general partner units to El Paso Pipeline GP Company, L.L.C. for net proceeds of $3.0 million in connection with the issuance of common units as partial consideration for the acquisition of interests in SLNG and Elba Express. This issuance allows El Paso Pipeline GP Company, L.L.C. to maintain its two percent general partner interest in EPB.

Pro Forma Earnings Per Unit

Pro forma net income attributable to EPB per limited partner unit is computed by dividing the pro forma net income attributable to EPB that would have been allocated to the common and subordinated unitholders by the number of common and subordinated units which would have been outstanding had this transaction occurred on the date of our initial public offering in November 2007. Due to the change in reporting entity, the unaudited pro forma condensed consolidated statements of income reflect 100 percent of the historical results of operations of SLNG and Elba Express in all periods presented (with 49 percent attributable to El Paso as noncontrolling interests). Common units used in this calculation reflect the historical weighted average units outstanding in each period adjusted for (i) 9,862,500 common units publicly issued in January 2010 as well as (ii) the 5,346,251 common units issued to El Paso as partial consideration for the acquisition of 51 percent interests in SLNG and Elba Express. Additionally, for the purpose of this calculation, 27,727,411 subordinated units have been outstanding since EPB’s initial public offering. In determining pro forma net income attributable to EPB per limited partner unit, EPB has reflected assumed cash distributions which would have been payable to unitholders under EPB’s partnership agreement as if the units directly attributable to this transaction had been outstanding since EPB’s initial public offering. The pro forma net income attributable to EPB per limited partner unit calculations are performed without regard to arrearages.